                                                                Exhibit 10.6

Microsoft Licensing, GP
Special Agreements
6100 Neil Road, Suite 210
Reno, NV 89511-1137

                   Microsoft(R) Application Services Agreement

                                                  ------------------------------
                                                  Agreement Number      40001160
                                                  ------------------------------
                                                  Effective Start Date  5/9/00
                                                  ------------------------------
                                                  Effective End Date    6/30/00
                                                  ------------------------------
                                                  Microsoft Acct Mgr.
                                                  ------------------------------

May 9, 2000

Warren Talbot
C Me Run Corp.
One Cabot Road
Hudson, MA 01749
United States

Welcome

This letter confirms that Microsoft has received and processed your Application Services Agreement and that you may now obtain media from Microsoft World Wide Fulfillment ("WWF") for the Hosted Products. Below is the information on how you may obtain the media by Region. You may also purchase full packaged product from any reseller. All orders fulfilled through WWF must be prepaid; no credit terms will be extended.

Obtaining Microsoft Products for Hosted Use

----------------------------------------------------------------------------------------------
Region                   Phone            FAX                Email
----------------------------------------------------------------------------------------------
United States            (800) 248-0655   (800) 554-8281     WWF0rderCenter@ModusMedia.com
----------------------------------------------------------------------------------------------
Canada, LatAm, SE Asia,  NA               NA                 WWFOrderCenter@ModusMedia.com
Far East, South Pacific
----------------------------------------------------------------------------------------------
Europe, Africa, Middle   (353) 1-803-7210 (353) 1-803-7216   English: msen@msorder.ie
East                                                         French: msfr@msorder.ie
                                                             German: msde@msorder.ie
                                                             Italian: msit@msorder.ie
                                                             Swedish/Finnish/Norwegian/Danish:
                                                             msscan@msorder.ie
                                                             Spanish: msesp@msorder.ie
                                                             Portuguese: msport@msorder.ie
----------------------------------------------------------------------------------------------

      Special Instructions for the Office 2000 Family of Products:

      From time to time, you may find it necessary to install Microsoft products from sources other than the Select Product CD-ROMs. If you choose to install the Office 2000 Family of Desktop Applications from fulfillment or retail media you will need to use your ASP Select Product Key. This Product Key is to be used at installation in lieu of the Product Key found on the CD case. This Product Key is assigned to your company and is intended for the sole use of the addressee listed on the cover sheet. Please keep this key secure and distribute it only to employees authorized to install and distribute product within your company. Your company will be held responsible for unauthorized use of this Product Key.

      ASP Select Product Key for C Me Run Corp.: J6HMQ-KG22H-HW6QX-TQBW7-CGRXY

If you have any questions regarding the Microsoft Application Services Agreement, please contact your Microsoft Account Manager.

Sincerely,
Microsoft Volume Licensing

      (c) 1999 Microsoft Corporation. All rights reserved. Microsoft is a registered trademark of Microsoft Corporation in the United States and/or other countries.

      ORIGINAL

                            Microsoft will complete:                    --------
                                Agreement Number                        40001160
                                                                        --------

                    Microsoft Application Services Agreement

      This Microsoft Application Services Agreement (this "Agreement") is by and between the Application Service Provider which has executed this Agreement below ("Company") and MSLI, GP ("Microsoft"), a Nevada general partnership and wholly-owned subsidiary of Microsoft Corporation.

      Introduction. The purpose of this Agreement is to establish a procurement framework whereby Company may obtain and license various Microsoft products to use in connection with Company's application service offerings. This Agreement must be read in conjunction with separate Microsoft license agreements which detail the rights pursuant to which Company may utilize specified Microsoft products and a Microsoft price list setting forth the fees for such license rights. Subject to the limitations in this Agreement, Microsoft may revise the license agreements and price list to address changes in and new releases of the Microsoft products made available to Company during the term of this Agreement.

NOW THEREFORE, the parties agree as follows:

1. Definitions. Unless otherwise defined, all capitalized terms used in this Agreement shall have the meanings provided below:

      "Affiliate" shall mean a company or legal entity which owns or controls, is owned or controlled by, or is under common ownership or control with, the Company or Microsoft as applicable.

      "Application Services License Agreement" or "ASLA" shall mean the document which contains the specific terms and conditions pursuant to which use of a particular Hosted Product is subject.

      "Application Service Provider" shall mean an individual or entity that provides Application Services to a Third Party.

      "Application Services" shall mean software services provided to a Third Party such that the Third Party need not acquire its own Licenses. Application Services do not include services provided to Company's Affiliates for their own internal use. Examples of Application Services include (but are not limited to):

      o Services provided as part of an Internet access service for Third Parties, such as providing online services or Internet access for consumers or businesses;

      o Hosting communications services for Third Parties, such as virtual private network, voice over IP, video conferences;

      o Hosting an E-Commerce, Internet, Intranet and/or Extranet web site(s) on behalf of a Third Party through either shared or dedicated servers;

      o Hosting application services on behalf of a Third Party by providing file and print, database, messaging or ECommerce capabilities;

      o Hosting software applications on behalf of a Third Party which includes asset management, software distribution and management, network management and performance tuning; and

      o Hosting Independent Software Vendor applications where Third Parties' applications are built on top of Microsoft technology.

      "Effective Date" shall mean the date this Agreement is signed by Microsoft.

      "Hosted Products" shall mean the Microsoft software products Microsoft makes available for Application Services to Application Service Providers and which may be reproduced pursuant to this Agreement. The term "Hosted Products" shall include all upgrades to such Microsoft Software products released during the Term of this Agreement and any extension thereof for particular Company customer agreements as described in Section 7.a.

      "Microsoft Fulfillment" shall mean a Microsoft-authorized distributor of media containing Hosted Products and related printed materials.


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 1

      "License" shall mean a right granted by Microsoft to use or access a copy of a Hosted Product (e.g., a Hosted Server License) subject to this Agreement and the ASLA for such Hosted Product.

      "Term" shall have the meaning assigned to such term in Section 7.a.

      "Third Party" shall mean an individual, company or legal entity ("person") other than (i) an Affiliate, (ii) Company employees and third party contractors performing temporary services on behalf of Company, (iii) persons providing goods or services to the Company (e.g., a supplier) or
      (iv) persons providing goods or services on behalf of the Company (e.g., a distributor or reseller).

2.    Licenses.

      a. Hosted Products. Subject to its obligation to order and pay for the appropriate number of Licenses in a timely fashion as set forth in
            Section 3.a., Company may, during the Term, make and use copies of, and provide access to, the Hosted Products strictly in accordance with the license grants, terms, conditions, limitations and restrictions contained in the applicable ASLA in effect from time to time. Microsoft shall make the then current ASLA available to Company by publication on the World Wide Web at a site identified by Microsoft to Company or made available to Company by some other reasonable means prior to the placement of any orders. Microsoft may amend the ASLA upon thirty (30) days prior written notice; provided, however, no such change will retroactively alter the terms under which Company may use a copy of a Hosted Product previously licensed to Company. Notice of changes to the ASLA may be provided to Company via e-mail or other reasonable means determined by Microsoft. If the requirements of the preceding sentences have been complied with, the revised ASLA shall take the place of the existing version as of the effective date identified in the notice, and each copy of a Hosted Product made on or after that date shall be subject to the terms thereof, as amended. By signing this Agreement, Company acknowledges that it and its Affiliates have access to the World Wide Web.

      b. Printed Materials. Company may not copy any Microsoft guides, manuals or other printed materials describing or explaining any of the Hosted Products. The Company may acquire copies of any such guides, manuals or other printed materials from Microsoft Fulfillment in quantities that do not exceed, with respect to a Hosted Product, the number of Licenses of such Hosted Product the Company has acquired.

3.    Ordering of Licenses.

      a. Purchase Order and Third Party Information. The Company shall submit to Microsoft an order for a License for each copy (or access right) of a Hosted Product it has made (or provided) during the immediately preceding calendar month. Each order shall specify the country of usage of each copy made (or access right provided) and shall provide other information relative to Licenses acquired on behalf of Third Parties. In addition, the order shall contain information on newly formed contracts between Company and Third Parties for Application Services utilizing Hosted Products. This order shall be in the form attached as Addendum A, as such form may be modified by Microsoft from time to time. The order must be delivered to Microsoft electronically to the e-mail address noted on the sample order form attached as Addendum A. This order must be submitted to Microsoft each month, within fifteen (15) days following the end of the calendar month, whether or not any copies were made or access rights provided in the preceding month. A Company's failure to submit an order within the required time frame shall be grounds for termination of this Agreement, and license rights shall not exist for any copies made by the Company pursuant to this Agreement for which the Company has not ordered and paid in accordance with this Agreement. Upon receipt of Company's order(s) pursuant to this
            Section 3.a., Microsoft will issue an invoice indicating the number and type of Licenses for Hosted Products acquired by the Company and reported to Microsoft during a specified month. Such invoice, together with proof/record of payment, shall constitute the confirmation for such Licenses. Any information provided to Microsoft pursuant to this order shall be used solely for revenue calculation, internal revenue allocation, and billing purposes and shall not be used to directly target or otherwise contact Third Party customers of Company without Company's prior approval.

      b. Pricing. The fees for Licenses shall be set by Microsoft from time to time and shall be set forth on a Hosted Product Price List which shall be issued by Microsoft on a monthly basis. Price changes shall require a minimum of thirty (30) days notice prior to being effective. Microsoft may provide such notice to Company by posting the changes on the World Wide Web. By signing this Agreement, Company acknowledges that it and its Affiliates have access to the World Wide Web. Notwithstanding changes to the Hosted Product Price List, if Company has contracted with a Third Party customer to provide Application Services and has acquired Licenses for Hosted


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 2

      Products for the benefit of such Third Party customer, Microsoft shall not increase the fees for the Licenses acquired for the benefit of such Third Party customer during (i) the period of the existing contract between Company and such Third Party customer or (ii) twenty-four (24) months, whichever is shorter.

      c. Payment Terms. All amounts are due and owing net thirty (30) days after date of invoice from Microsoft. All payments not received by Microsoft from Company within the required time frame may be assessed a finance charge of two percent (2%) of the invoice amount per month or the legal maximum, whichever is less. Payment by the Company to Microsoft is not contingent on payment by a Third Party customer to the Company. All payments to Microsoft by Company shall be in the form of bank wire transfer or electronic funds transfer through an Automated Clearing House ("ACH") with electronic remittance detail attached.

      Payment shall be remitted to:

            Wire Transfers*:

            Microsoft Services #844510
            Attn: Volume Licensing
            Account #3750825354
            ABA #11100001-2
            Nations Bank of Texas NA
            Dallas, TX

            * Remittance detail must be sent by: Fax: (425) 936-7329, Attention:
                                                      Special Agreements
                                                      Payments
                                                      E-mail:
                                                      spagpay@microsoft.com

      d. Fulfillment. Company may obtain the media for Hosted Products from Microsoft Fulfillment or from any reseller of full package product. All orders through Microsoft Fulfillment will require prepayment; no credit terms will be extended. Contact information for Microsoft Fulfillment will be provided at the time this Agreement is executed by Microsoft or as determined by Microsoft from time to time.

4. Scope of Distribution; Feedback. This Agreement has been made available to Company as part of a limited-duration, Microsoft pilot program. During this period, Microsoft intents to evaluate the impact of the pilot program on end user satisfaction and other Microsoft channels. Accordingly, Company agrees to:

      a. Notify Microsoft via e-mail to asplic@microsoft.com and obtain Microsoft's approval prior to offering Hosted Products as part of Company's Application Services to any Third Party with greater than 2,500 desktops and/or which has a current Enterprise Agreement or Select Agreement in effect with Microsoft;

      b. Limit agreements for Company's Application Services which include Hosted Products to no more than ten (10) Third Parties and 25,000 desktops, each limitation in the aggregate, during the Term;

      c. Discuss with Microsoft the evolution of the Applications Services market and Company's role in such market (e.g., the discussions may take the form of conference calls or on-site visits by Microsoft representatives during which a senior Company marketing and/or technical manager is made available);

      d. Report the following statistics to Microsoft on a monthly basis utilizing the report form attached as Addendum B:

            i. the number of Application Services customers lost each month divided by the total cumulative number of customers being serviced;

            ii.   the average length of customer engagement; and

            iii. peak usage per month per server in each server product category;

      e. Within sixty (60) days of the Effective Date or once Company has signed five (5) agreements with Third Parties for Application Services, whichever occurs first, facilitate discussions with at least five (5) representatives of such Third Parties (or potential Third Party customers) who can provide business and technical insight regarding their decision to acquire Application Services (e.g., the discussions may take the form of jointly-funded anonymous focus groups); and


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 3

      f. Within thirty (30) days of the Effective Date and thereafter by the end of each calendar quarter during the Term, have five to ten customers on an anonymous basis complete a Microsoft-provided survey regarding their use of Application Services and Hosted Products.

5. Support. This Agreement does not include technical or integration support by Microsoft to Company or Company's Third Party customers. Company agrees to provide commercially reasonable telephone support to Third Party customers and, in connection therewith, must either (i) obtain and continuously maintain a Microsoft Premier support services agreement, or
      (ii) obtain support services through the Microsoft Professional support program with prepayment for at least ten (10) incidents (or obtain similar support for Hosted Products from another support services provider).

6.    Facilitating Compliance.

      a. Notice to Users. The Company shall use reasonable efforts to make its employees, agents and other individuals using the Hosted Products under this Agreement aware that the Hosted Products (i) are licensed by Microsoft, (ii) may only be used subject to the terms and conditions contained in this Agreement and the applicable ASLA, and (iii) may not be copied, transferred or otherwise used in violation of such terms and conditions. Upon request, Microsoft shall provide Company a form of notice which may be used to satisfy this requirement with respect to use of or access to Hosted Products by Company customers and their end users.

      b. Audit. During the Term and for two (2) years thereafter, Company agrees to keep all usual and proper records relating to its reproduction and use of the Hosted Products. Notwithstanding the provisions of the applicable ASLA, in order to verify Company's compliance with the terms of this Agreement, during the Term and for two (2) years thereafter, Microsoft may cause (i) an audit to be made of Company's books and records and/or (ii) an inspection to be made of Company's facilities and procedures. Microsoft may cause an audit to be made only one time per twelve (12) month period so long as no material unlicensed use of Hosted Products is found to exist. Should any material unlicensed use of Hosted Products be found during an audit, then Microsoft may perform another audit within the same twelve (12) month period. Any audit and/or inspection shall be conducted during regular business hours at Company's facilities, with at least three (3) days' notice, and in such a manner as not to interfere unreasonably with the operations of the Company. Any audit shall be conducted by an independent certified public accountant selected by Microsoft (other than on a contingent fee basis). Prior to an audit, Microsoft will enter into a non-disclosure agreement with the independent public accountant performing the audit that will obligate such independent public accountant to hold in confidence any of Company's or Company affiliates' confidential information, including any unrelated financial, business and technical information observed in the course of the audit. Company agrees to provide Microsoft's designated audit or inspection team access to the relevant Company records and facilities. Company shall promptly acquire sufficient Licenses to cover all usage disclosed by any such audit. In addition, if any such audit discloses material unlicensed use of Hosted Products, Company shall pay to Microsoft an amount equal to: (i) the reasonable expenses incurred in conducting such audit; plus (ii) an additional License fee of twenty percent (20%) of the price established by Microsoft (as set forth on the then current Hosted Product Price List) of the Licenses required to be acquired pursuant to the preceding sentence. For purposes of this section, "material unlicensed use of Hosted Products" shall exist if, upon audit, it is determined that, with respect to any Hosted Product the Company has Licenses for fewer than ninety-five percent (95%) of the copies made or access rights provided which are disclosed by the audit. Microsoft shall use the information obtained or observed in the audit solely for the purposes of (x) determining whether the Company has sufficient Licenses for the Hosted Products it is using and has otherwise complied with the terms of this Agreement, (y) enforcing its rights under this Agreement and any applicable laws, and (z) determining if Company has accurately reported Third Party contract information to Microsoft. Microsoft will hold all such information in confidence.

7.    Term; Termination.

      a. Term. Company may obtain Licenses for Hosted Products under the terms of this Agreement following the Effective Date through June 30, 2000 (the "Term") unless this Agreement is otherwise terminated as provided below. Notwithstanding the foregoing, if this Agreement has not been terminated by Microsoft as a result of Company's breach and if Company has contracted with a Third Party customer to provide Application Services, the Term shall be extended solely for the purpose of enabling Company to continue offering the Licenses required to support such Third Party customer for the existing contract period between Company and its Third Party customer or twenty-four (24) months, whichever is shorter.


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 4

      b. Termination. Either party may terminate this Agreement for cause, as a result of a breach by the other party of any of the terms and conditions of this Agreement, upon thirty (30) days' prior written notice advising the breaching party of the nature of the breach, provided such breach is not thereafter cured within such thirty (30) day period. In the event Company fails to (i) obtain within sixty
            (60) days of the Effective Date and thereafter maintain Microsoft Certified Solution Provider "partner" status; (ii) at all times during the Term to employ at least two Microsoft Certified Solution Engineers, one Microsoft Certified Database Administrator and one Microsoft Certified Solutions Developer; or (iii) complete a Microsoft Data Center and Service Readiness Assessment within ninety
            (90) days of the Effective Date for existing data centers and prior to completion for new data centers, Microsoft may terminate this Agreement upon thirty (30) days' prior written notice, provided such requirements are not thereafter met within such thirty (30) day period. Notwithstanding the foregoing, a breach by Company of
            Section 8 or a breach in a material respect of any provision of the ASLA shall constitute grounds for immediate termination of this Agreement, upon written notice and without an opportunity to cure.

      c.    Obligations on Termination or Expiration. Except as provided in
            Section 7.a., termination or expiration of this Agreement shall automatically terminate the rights of Company under it, including the right to make and use additional copies of Hosted Products pursuant to the terms of the ASLA. Upon termination or expiration of this Agreement, Company shall immediately submit an order for any Licenses based on actual usage to the date of such termination or expiration which have not been previously ordered and which by the terms of the ASLA are required to be ordered after the month of actual usage, such as Hosted Subscriber Access Licenses. Licenses ordered by Company and for which Company has paid prior to the termination or expiration of this Agreement shall continue, and expire if appropriate, according to their terms notwithstanding the termination or expiration of this Agreement. Notwithstanding the foregoing, upon termination or expiration of this Agreement or at the end of any extension provided in Section 7.a. with respect to a particular Third Party customer), Company shall deliver to Microsoft, or at Microsoft's direction, destroy (and have all Third Party customers destroy, if applicable), all units of Hosted Products which were installed or copied pursuant to this Agreement. There shall be no refund of amounts paid for Hosted Products which have been so returned or destroyed.

8. Prohibition on Assignment. This Agreement, and any rights or obligations hereunder, shall not be assigned, sublicensed or otherwise transferred by Company, whether by contract, merger, operation of law, or otherwise, without the prior written approval of Microsoft, which approval shall not be unreasonably withheld. Microsoft may transfer its respective rights and obligations hereunder to any Affiliate without the prior written approval of Company; provided that Microsoft shall remain liable, in accordance with this Agreement, for all Licenses it has provided or was obligated to have provided prior to the date of transfer. Any prohibited assignment is null and void.

9.    Warranties.

      a. Year 2000 Warranty. For purposes of this section, "Year 2000 Warranted Produce" means the specific version of each Hosted Product identified in the Product Guide on the Effective Date, by version number and language, as "compliant" or "compliant with minor issues", and any new products (including new versions of Hosted Products) commercially released after the Effective Date; and "Product Guide" means the Microsoft Year 2000 Product Guide located on the Microsoft Year 2000 Resource Center web page (http://microsoft.com/year2000/). Microsoft warrants that each Year 2000 Warranted Product, when run with accurate date data and in accordance with its documentation and the recommendations and exceptions set forth in the Product Guide, will recognize the year 2000 as a leap year and will not produce material errors processing date data in connection with the year change from 1999 to 2000, as long as, and only to the extent that, all other information technology used in combination with such Year 2000 Warranted Product (e.g., software, firmware, hardware) properly exchanges date data with it. This warranty does not extend or apply to user customizable features or Third Party add-on features or products, including items such as macros and custom programming or formatting features. If Company reports to Microsoft on or before June 1, 2000 that a Year 2000 Warranted Product does not meet this warranty, Microsoft will:
            (i) exercise reasonable efforts to correct any material non-compliance which is generally reported by other users; and (ii) provide any resulting correction to Company, without charge, when it is available for distribution. This is Company's exclusive remedy for any failure of a product to function as described in this
            Section 9, or for any other Year 2000-related failure of a Hosted Product.

      b. Acceptance and Limited Warranty. Microsoft warrants that each of the Hosted Products conforms substantially to the Hosted Product end user documentation.

            i. If any Hosted Product fails to conform substantially to the Hosted Product documentation, then within thirty (30) days after Microsoft's delivery to Company of each release of a Hosted Product licensed hereunder,


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 5

                  Company may report such deviations from the documentation ("Deviations") to Microsoft in writing. If Company reports any Deviations prior to acceptance, then Microsoft shall have sixty (60) days to correct such Deviations. Upon delivery of a corrected release of the Hosted Product to Company, Company shall have thirty (30) days in which to reject the Hosted Product for failure to meet Hosted Product end user documentation. If Company does not so reject, it shall be deemed to have accepted the Hosted Product.

            ii. If Company does not report Deviations within the applicable thirty (30) day period described in Section 9.b.i., or if Company uses the Hosted Product in connection with a customer for revenue, Company shall be deemed to have accepted the Hosted Product. If Microsoft fails to correct Deviations prior to acceptance, then as Company's sole remedy Company may terminate this Agreement with respect to such release of a Hosted Product.

            iii. If following acceptance of a Hosted Product, but during the term of this Agreement, Company reports any significant Deviations, and such Deviations have been already reported, or, after Company's report, are reported commonly by other Microsoft licensee's and are acknowledged by Microsoft, then as Company's sole remedy, Microsoft agrees to use commercially reasonable efforts to correct such Deviations and provide corrections to Company at such time as Microsoft makes such corrections generally available to other Microsoft licensees.

      c. Disclaimer of Warranties. EXCEPT AS PROVIDED IN SECTIONS 9.a. AND 9.b., TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, MICROSOFT AND ITS SUPPLIERS HEREBY DISCLAIM ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY (IF ANY) IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, OF LACK OF VIRUSES, OF ACCURACY OR COMPLETENESS OF RESPONSES, OF RESULTS, AND OF LACK OF NEGLIGENCE OR LACK OF WORKMANLIKE EFFORT, ALL WITH REGARD TO THE HOSTED PRODUCTS. ALSO, THERE IS NO WARRANTY OR CONDITION OF TITLE, QUIET ENJOYMENT, QUIET POSSESSION, CORRESPONDENCE TO DESCRIPTION OR NON-INFRINGEMENT WITH REGARD TO THE HOSTED PRODUCTS. THE ENTIRE RISK AS TO THE QUALITY OF OR ARISING OUT OF USE OR PERFORMANCE OF THE SOFTWARE, IF ANY, REMAINS WITH COMPANY.

10.   Defense of Copyright Infringement Claim.

      a. Microsoft will defend Company and any Company Affiliate against a claim by an unaffiliated third party that any Hosted Product infringes its copyright and pay the amount of any resulting adverse final judgment (or settlement to which Microsoft consents); provided Company notifies Microsoft promptly in writing of the claim and gives Microsoft sole control over its defense or settlement. Company agrees to provide Microsoft with reasonable assistance in defending the claim.

      b. Microsoft will not be liable for any copyright infringement claim to the extent that the claim is based on Company's (i) running of the Hosted Product after Microsoft notifies Company to discontinue running due to such a claim; or (ii) combining the Hosted Product with a non-Microsoft product, program or data if such claim would not have arisen but for such combination; or (iii) altering the Hosted Product if such claim would not have arisen but for such alteration. Company will reimburse Microsoft for any costs or damages that result from these actions.

      c. If Microsoft receives information concerning a copyright infringement claim related to a Hosted Product, Microsoft may, at its expense and without obligation to do so, either (i) procure for Company the right to continue to run the allegedly infringing Hosted Product, or (ii) replace or modify the Hosted Product to make it non-infringing, in which case, Company must stop running the allegedly infringing Hosted Product immediately.

      d. If any other third party claim is brought against Company or any of Company's Affiliates regarding intellectual property of Microsoft, Company must notify Microsoft promptly. Microsoft may, at its option, choose to treat these claims in the same way as Microsoft treats a copyright infringement claim.

11. Exclusion of Incidental, Consequential and Certain Other Damages. To the maximum extent permitted by applicable law, in no event shall either party or its suppliers be liable for any special, incidental, indirect, or consequential damages whatsoever (including, but not limited to, damages for loss of profits or confidential or other information, for business interruption, for personal injury, for loss of privacy, for failure to meet any duty including of good faith or of reasonable care, for negligence, and for any other pecuniary or other loss whatsoever) arising out of or in any way related to the use of or inability to use the Hosted Products, or otherwise under or in connection with any provision of this Agreement, even in the event of the fault, tort (including negligence), strict liability, breach of contract


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 6
      or breach of warranty of Microsoft or any supplier, and even if the injured party or any supplier has been advised of the possibility of such damages; provided however that the exclusion of consequential damages shall not apply with regard to the extent of Section 10.

12. Limitation of Liability and Remedies. Notwithstanding any damages that Company might incur for any reason whatsoever (including, without limitation, all damages referenced above and all direct or general damages), the entire liability of Microsoft and any of its suppliers under any provision of this Agreement and Company's exclusive remedy for all of the foregoing (except for any remedy of repair or replacement elected by Microsoft with respect to any breach of the Limited Warranty) shall be limited to the greater of the amount actually paid by Company for the Hosted Products or U.S250,000. The foregoing limitations, exclusions and disclaimers (including Sections 9.c. and 11 and this Section 12) shall apply to the maximum extent permitted by applicable law, even if any remedy fails its essential purpose.

13.   Miscellaneous.

      a. Entire Agreement. This Agreement, including any Addenda attached hereto and the ASLA and the Hosted Product Price List in effect from time to time and Licenses obtained hereunder, once accepted by Microsoft as evidenced by Microsoft's signature and the issuance of an Agreement Number, constitutes the entire agreement between Microsoft and the Company concerning the subject matter hereof and merges all prior and contemporaneous communications with respect to such subject matter. The terms and conditions of these documents shall control over any provisions in any purchase order. To the extent that there is any direct inconsistency between the terms contained in this Agreement and the ASLA, the terms of this Agreement shall control. For the avoidance of doubt, in the event that a subject or a particular use is addressed in a provision in the ASLA and not in the Agreement, such provision in the ASLA shall control. Except for the Hosted Product Price List and ASLA, any representations, promises or conditions in connection with this Agreement not in writing signed by all affected parties shall not be binding. This Agreement, other than the Hosted Product Price List, ASLA, may only be changed by a written instrument signed by both parties. The ASLA may be amended by Microsoft as provided in Section 2.b. and the Hosted Product Price List may be amended by Microsoft as provided in Section 3.b.

      b. Notices. All notices, authorizations and requests in connection with this Agreement shall be deemed given on the day they are (i) deposited in the mail, postage prepaid, certified or registered, return receipt requested; (ii) sent by air express courier (e.g., DHL, Federal Express, Airborne), charges prepaid, confirmation requested; and addressed as provided beneath the parties' respective signatures below; or (iii) sent via e-mail to the e-mail address for Company provided below in the case of changes to the ASLA; or (iv) posted on the World Wide Web in the case of changes to the Hosted Product Price List.

      c.    Taxes.

                  i. The amounts to be paid by Company to Microsoft herein do not include any foreign, U.S. federal, state, local, municipal or other governmental taxes, duties, levies, fees, excises or tariffs, arising as a result of or in connection with the transactions contemplated under this Agreement including, without limitation, any state or local sales or use taxes or any value added tax or business transfer tax now or hereafter imposed on the provision of goods and services to Company by Microsoft under this Agreement, regardless of whether the same are separately stated by Microsoft. All such taxes (and any penalties, interest, or other additions to any such taxes), with the exception of taxes imposed on Microsoft's net income or with respect to Microsoft's property ownership, shall be the financial responsibility of Company. Company agrees to indemnify, defend and hold Microsoft harmless from any such taxes or claims, causes of action, costs (including, without limitation, reasonable attorneys' fees) and any other liabilities of any nature whatsoever related to such taxes.

                  ii. Company will pay all applicable value added, sales and use taxes and other taxes levied on it by a duly constituted and authorized taxing authority on the software or other products provided under this Agreement or any transaction related thereto in each country in which the services and/or property are being provided or in which the transactions contemplated hereunder are otherwise subject to tax, regardless of the method of delivery. Any taxes that (i) are owed by Company as a result of entering into this Agreement and the payment of the fees hereunder, (ii) are required or permitted to be collected from Company by Microsoft under applicable law, and (iii) are based upon the amounts payable under this Agreement (such taxes described in (i), (ii), and (iii) above the "Collected Taxes"), shall be remitted by Company to Microsoft, whereupon, upon request, Microsoft shall provide to Company tax receipts or other evidence indicating that such Collected Taxes have been collected by Microsoft and remitted to the appropriate taxing authority. Company may provide to Microsoft an exemption certificate acceptable to Microsoft and to the relevant taxing authority (including without limitation a resale certificate) in which case, after the date


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 7
            upon which such certificate is received in proper form, Microsoft shall not collect the taxes covered by such certificate.

                  iii. If, after a determination by foreign tax authorities, any taxes are required to be withheld, on payments made by Company to Microsoft, Company may deduct such taxes from the amount owed Microsoft and pay them to the appropriate taxing authority; provided however, that Company shall promptly secure and deliver to Microsoft an official receipt for any such taxes withheld or other documents necessary to enable Microsoft to claim a U.S. Foreign Tax Credit. Company will make certain that any taxes withheld are minimized to the extent possible under applicable law.

                  iv. This tax section shall govern the treatment of all taxes arising as a result of, or in connection with, this Agreement notwithstanding any other section of this Agreement.

      d. Governing Law. This Agreement shall be construed and controlled by the laws of the State of Washington.

      e. Survival. Provisions of Sections 3.c., 6, 7.a. and c., 9.c., 11, 12 and 13 of this Agreement and the applicable ASLA for any fully-paid up Licenses shall survive the termination or expiration of this Agreement.

      f. Attorneys Fees. If either party employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

      g. Confidentiality. The terms and conditions of this Agreement are confidential. Neither party shall disclose such terms and conditions, nor the substance of any discussions that led to them, to any Third Party other than an Affiliate or agent, or financial or legal advisors who have a need to know such information and who have been instructed that all such information is to be handled in strict confidence.

      i. Public Announcements. Company shall not make any public announcement about this Agreement without the written consent of Microsoft, which consent shall not be unreasonably withheld or delayed. The foregoing, however, shall not limit Company in describing its Application Services offerings to Third Parties. Company may at any time make announcements which are required by applicable law, regulatory bodies, or stock exchange or stock association rules, so long as the party so required to make the announcement, promptly upon learning of such requirement, notifies Microsoft of such requirement and discusses with Microsoft in good faith the exact wording of any such announcement.

The undersigned Company represents and warrants that it will be providing Application Services as defined above and therefore qualifies as a Application Service Provider, and agrees to the terms and conditions of this Agreement.

This Agreement does not constitute an offer by Microsoft and is not legally binding until executed by each party. All fields must be completed by Company in order for Microsoft to accept and execute this Agreement.

--------------------------------------------------------------------------------
Name of Company:
      C Me Run Corp.                MSLI, GP
-------------------------------     --------------------------------------------


By: /s/ Warren Talbot               By: /s/ Louie LaMourie III
    ---------------------------         ----------------------------------------
    (Signature)                          (Signature)

Name: Warren Talbot                 Name: Louie LaMourie III
      -------------------------
     (printed)                            Contract Administrator

Title: VP Business Development      Title:
       ------------------------            -------------------------------------
       (printed)                           (printed)

Date: 4/26/00                       Date: 5/9/00
--------------------------------------------------------------------------------


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 8

--------------------------------------------------------------------------------
This Agreement and attached documents
should be sent to the following address for processing and approval:

MSLI, GP
6100 Neil Road
Suite 210
Reno, NV 89511-1137
Attention:
Dept. 551, Volume Licensing

Telephone Number (area code- phone number):
(775) 823-5600
Facsimile Number (area code- phone number):
(775) 826-7287
--------------------------------------------------------------------------------

As provided in Section 9.b., notices required or permitted under this Agreement should be addressed to the contact and locations outlined below. If the information below changes during the Term, each party will notify the other party in writing on company letterhead:

Company Information                    Microsoft Information
--------------------------------------------------------------------------------
Application Service Provider Name
C Me Run Corp.                         MSLI, GP
--------------------------------------------------------------------------------
Street Address and/or post office box  Street Address and/or post office box
                                       6100 Neil Road, Suite 210
One Cabot Road
--------------------------------------------------------------------------------
City and State / Province              City and State / Province
Hudson, MA                             Reno, NY
--------------------------------------------------------------------------------
Country and Postal Code                Postal Code
USA 01749                              89511-1137
--------------------------------------------------------------------------------
Contact Name and title                 Attention
Warren Talbot, VP Business Development Volume Licensing, Dept. 551
--------------------------------------------------------------------------------
Phone Number                           Phone Number
(978) 567-6800                         (775) 823-5600
--------------------------------------------------------------------------------
Fax Number                             Fax Number
(978) 567-                             (775) 826-7287
--------------------------------------------------------------------------------
E-Mail Address
wtalbot@cmerun.com
--------------------------------------------------------------------------------
                                       All NOTICES should have Copy To:
                                       Microsoft Corporation
                                       Law and Corporate Affairs
                                       One Microsoft Way
                                       Redmond, Washington USA 98052

                                       Attention:Product Development & Marketing
                                       -----------------------------------------
                                       And to:
                                       -----------------------------------------
                                       Microsoft Account Manager Name

                                       -----------------------------------------
                                       Office Location

                                       -----------------------------------------
                                       E-mail Address (if applicable)

                                       -----------------------------------------


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)        Page 9

                         ADDENDUM A - SAMPLE ORDER FORM

Hosted Products License Order
================================================================================

Company Name:                       ________________
Agreement Number:                   ________________
Report for the Month Ending:        ________________

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Third Party
                                                                                               Third
                                                                            Name/Address       Party      Third         Third
                                                                           (street, city,                 Party         Party
        Microsoft      Product                                  Extended   state/province,   Agreement   Agreement    Agreement
Line   Part Number   Description    Usage    Quantity   Unit     Amount     postal code,      Number     Start Date    End Date
                                   Country              Price                 country          w/Co.
------------------------------------------------------------------------------------------------------------------------------------
 1
------------------------------------------------------------------------------------------------------------------------------------
 2
------------------------------------------------------------------------------------------------------------------------------------
 3
------------------------------------------------------------------------------------------------------------------------------------
 4
------------------------------------------------------------------------------------------------------------------------------------
 S
------------------------------------------------------------------------------------------------------------------------------------
 6
------------------------------------------------------------------------------------------------------------------------------------
 9
------------------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------
11
------------------------------------------------------------------------------------------------------------------------------------
12
------------------------------------------------------------------------------------------------------------------------------------
13
------------------------------------------------------------------------------------------------------------------------------------

The undersigned hereby certifies that to the best of his/her knowledge that this Hosted Products License Order for the Application Services Agreement between Microsoft and Company is true and accurate.

______________________ Signature          This report should be sent to the
______________________ Printed Name       following:
______________________ Title              E-mail: selquest@microsoft.com
______________________ Date
______________________ Telephone Number
______________________ E-mail address


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)       Page 10

                       ADDENDUM B - SAMPLE REPORTING FORM

Microsoft Application Services Agreement Reporting Form

Company Name:                       ________________
Agreement Number:                   ________________
Report for the Month Ending:        ________________

======================================
       Churn rate
(Total users lost during
month/Total users being
======================================
    Average length of
customer contract
    (Average length of
customer contracts among
those being serviced) *
====================================================================================================================================
                              Windows    Windows NT   Windows    SQL     SQL Server   Exchange   Exchange Server  Site Server  Other
                             NT Server     Server     Terminal  Server   Enterprise    Server    Enterprise       Commerce
                                         Enterprise    Server              Edition               Edition          Edition
                                          Edition
------------------------------------------------------------------------------------------------------------------------------------
Peak usage during month
(Total concurrent users for
    each server category)
====================================================================================================================================

* if there are multiple services being offered, note the average contract length for each service

_______________________ Signature         This report should be sent to the
                        Printed           following:
_______________________ Name              E-mail: asplic@microsoft.com
_______________________ Title
_______________________ Date
                        Telephone
_______________________ Number
_______________________ E-mail address


Microsoft Application Services Agreement (Version 2.0 - 1/01/2000)       Page 11

      ORIGINAL

                                                  --------
                      Commercial Agreement Number 40001160
                                                  --------

                                AMENDMENT NO. 1
                                       TO
                    MICROSOFT APPLICATION SERVICES AGREEMENT

      This Amendment No. 1 ("Amendment") amends, supplements, modifies and supersedes, to the extent of any inconsistencies, the Microsoft Application Services Agreement (the "Agreement") between MSLI, GP, a Nevada General Partnership and wholly-owned subsidiary of Microsoft Corporation ("Microsoft") and C Me Run Corp. a Delaware corporation ("Company"). This Amendment also amends, supplements, modifies and supersedes, to the extent of any inconsistencies, the Application Services License Agreement ("ASLA") that is referenced in Section 1 of the Agreement.

      All provisions of the Agreement and ASLA not so modified remain in full force and effect. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Agreement or ASLA.

      1. Section b. of Section 4, (Scope of Distribution; Feedback), of the Agreement is hereby amended and restated in its entirety as follows:

      b. Limit agreements for Company's Application Services which include Hosted Products to no more than ten (10) Third Parties with greater than 2,500 desktops each and limit agreements for Company's Application Services which include Hosted Products to no more than 50,000 desktops, in the aggregate, during the Term;

      2. Section 5, (Support), of the Agreement is hereby amended and restated in its entirety as follows:

            5. Support. This Agreement does not include technical or integration support by Microsoft to Company or Company's Third Party customers. Company agrees to provide commercially reasonable telephone support to Third Party customers and, in connection therewith, must, within six (6) months of the Effective Date, either (i) obtain and continuously maintain a Microsoft Premier support services agreement, or (ii) obtain support services through the Microsoft Professional support program with prepayment for at least ten (10) incidents (or obtain similar support for Hosted Products from another support services provider).

      3. Section 6.b., (Audit), of the Agreement is hereby amended and restated in its entirety as follows:

      b. Audit. During the Term and for two (2) years thereafter, Company agrees to keep all usual and proper records relating to its reproduction and use of the Hosted Products. Notwithstanding the provisions of the applicable ASLA, in order to verify Company's compliance with the terms of this Agreement, during the Term and for two (2) years thereafter, Microsoft may cause (i) an audit to be made of Company's books and records and/or (ii) an inspection to be made of Company's facilities and procedures. Microsoft may cause an audit to be made only one time per twelve (12) month period so long as no material unlicensed use of Hosted Products is found to exist. Should any material unlicensed use of Hosted Products be found during an audit, then Microsoft may perform another audit within the same twelve (12) month period. Any audit and/or inspection shall be conducted during regular business hours at Company's facilities, with at least three
      (3) business days' notice, and in such a manner as not to interfere unreasonably with the operations of the Company. Any audit shall be conducted by an independent certified public accountant selected by Microsoft (other than on a contingent fee basis). Prior to an audit, Microsoft will enter into a non-disclosure agreement with the independent public accountant performing the audit that will obligate such independent public accountant to hold in confidence any of Company's or Company affiliates' confidential information, including any unrelated financial, business and technical information observed in the course of the audit. Company agrees to provide Microsoft's designated audit or inspection team access to the relevant Company records and facilities. Company shall promptly acquire sufficient Licenses to cover all usage disclosed by any such audit. In addition, if any such audit discloses material unlicensed use


Amendment No. 1 to Microsoft Application Services Agreement
(v. 2.0 - 01/01/2000)                                                     Page 1
(Agmt: C Me Run Corp. - 042100 - rr)
      of Hosted Products, Company shall pay to Microsoft an amount equal to: (i) the reasonable expenses incurred in conducting such audit; plus (ii) an additional License fee of fifteen percent (15%) of the price established by Microsoft (as set forth on the then current Hosted Product Price List) of the Licenses required to be acquired pursuant to the preceding sentence. For purposes of this section, "material unlicensed use of Hosted Products" shall exist if, upon audit, it is determined that, with respect to any Hosted Product the Company has Licenses for fewer than ninety-five percent (95%) of the copies made or access rights provided which are disclosed by the audit. Microsoft shall use the information obtained or observed in the audit solely for the purposes of (x) determining whether the Company has sufficient Licenses for the Hosted Products it is using and has otherwise complied with the terms of this Agreement, (y) enforcing its rights under this Agreement and any applicable laws, and (z) determining if Company has accurately reported Third Party contract information to Microsoft. Microsoft will hold all such information in confidence.

      4. Section 7.b., (Termination), of the Agreement is hereby amended and restated in its entirety as follows:

      b. Termination. Either party may terminate this Agreement for cause, as a result of a breach by the other party of any of the terms and conditions of this Agreement, upon thirty (30) days' prior written notice advising the breaching party of the nature of the breach, provided such breach is not thereafter cured within such thirty (30) day period. In the event Company fails to (i) obtain within six (6) months of the Effective Date and thereafter maintain Microsoft Certified Solution Provider "partner" status; (ii) within six (6) months of the Effective Date and at all times during the Term to employ at least two Microsoft Certified Solution Engineers, one Microsoft Certified Database Administrator and one Microsoft Certified Solutions Developer; or (iii) complete a Microsoft Data Center and Service Readiness Assessment within ninety (90) days of the Effective Date for existing data centers and prior to completion for new data centers, Microsoft may terminate this Agreement upon thirty (30) days' prior written notice, provided such requirements are not thereafter met within such thirty (30) day period. Notwithstanding the foregoing, a breach by Company of Section 8 or a breach in a material respect of any provision of the ASLA shall constitute grounds for immediate termination of this Agreement, upon written notice and without an opportunity to cure.

      5. The second subheading entitled (Minimum Order Requirement) and following sentence within that subheading of Section 3.e., (Hosted Access and Use), of the ASLA are hereby deleted in their entirety. For avoidance of any doubt, following are the deleted subheading and sentence:

      Minimum Order Requirement. The aggregate number of HSALs purchased by you on behalf of all of your End Customers shall not decrease.

      6. Section 3.m., (Evaluation and Testing License), of the ASLA is hereby amended and restated in its entirety as follows:

      m. Evaluation and Testing License. You may evaluate and test the Server Products on the terms and conditions set forth below and for no other purpose. Time Period. For Server Products released as of the Effective Date of the ASA, the right to test and evaluate such products shall expire ninety (90) days after such Effective Date. For Server Products released by Microsoft after the Effective Date of the ASA, the right to test and evaluate such products shall expire ninety (90) days after such release date. Copies of Server Products. Copies of Server Products for this purpose shall be obtained as set forth above in Section 3.d. of the ASA. HSLs and HSALs. There is no need to acquire HSLs or HSALs for such evaluation and testing. Scope of Rights. You may reproduce, install and use an unlimited number of copies of the Server Products solely within your own facilities solely to test and evaluate the Server Products, subject to the limitations set forth herein. The Server Products may be connected at any point in time to an unlimited number of workstations or computers operating on one or more of your internal networks for such evaluation and testing purposes. In addition to the rights granted above, you may provide to your End Customers, only on a one-time basis, the ability to evaluate and test the Server Software and/or the Client Software for up to ninety (90) days subject to the terms and conditions set forth in (i) through (iv) below and for no other purpose so long as you:


Amendment No. 1 to Microsoft Application Services Agreement
(v. 2.0 - 01/01/2000)                                                     Page 2
(Agmt: C Me Run Corp. - 042100 - rr)

            (i) keep accurate records of every such instance you have provided evaluation and testing Software and/or Client Software to your End Customers, including the name of the End Customer to whom the Server Software and/or Client Software was provided and the number of access rights provided and the geographic location where the Server Software and/or Client Software is being used or is being accessed from;

            (ii) do not charge for access to evaluation and testing Server Software and/or Client Software provided to End Customers;

            (iii) ensure that, at the end of the evaluation period, all copies of the Client Software are removed from the End Customer's systems and are no longer being used, or will use commercially reasonable efforts to employ technical means that render the evaluation and testing copies unusable after the expiration of the evaluation period (e.g., time bomb); and

            (iv) advise your End Customers that the Server Software and Client Software are licensed by Microsoft and may only be used subject to the terms and conditions of this ASLA and may not be copied, transferred or otherwise used in violation of such terms and conditions. You may use a form of notice to users substantially in the form attached hereto as Addendum 1 to satisfy the above requirement with respect to use of or access to the Server Software and/or Client Software by End Customers and their end users; and

            (v) ensure that the number of End Customers receiving access to evaluation and testing Server Software and/or Client Software does not exceed two hundred fifty (250) End Customers and two thousand five hundred (2,500) unique individuals, each number in the aggregate, at any given time.

      7. The third subheading entitled (Wireless Access) and following sentence within that subheading of Section 4.g., (For Microsoft Exchange Server (all Editions), of the ASLA are hereby deleted in their entirety. For avoidance of any doubt, following are the deleted subheading and sentence:

      Wireless Access. This ASLA does not grant wireless access to Microsoft Exchange Server Services.

      Microsoft and Company agree, on behalf of themselves and their respective affiliates that the terms and conditions of this Amendment are confidential. Each agrees that it will not disclose such terms and conditions to any third party other than its affiliates or agents (if any).


Amendment No. 1 to Microsoft Application Services Agreement
(v. 2.0 - 01/01/2000)                                                     Page 3
(Agmt: C Me Run Corp. - 042100 - rr)

      Company shall execute and return two (2) copies of this Amendment to the below address on or before May 15, 2000 in order for the terms and conditions of this Amendment to apply.

                                    MSLI, GP
                           6100 Neil Road, Suite 210
                              Reno, NV 89511-1137
                     Attention: Volume Licensing, Dept 551

--------------------------------------------------------------------------------
      C Me Run Corp.                      MSLI, GP
--------------------------------------    --------------------------------------


                                          /s/ Louie LaMourie III

By: /s/ Warren Talbot                     Louie LaMourie III
    ----------------------------------
Warren Talbot, VP Business Development
--------------------------------------
Name, Title                               Contract Administrator

4/26/00
--------------------------------------    --------------------------------------
Date:                                     Effective Date of Amendment: 5/9/00
--------------------------------------------------------------------------------


                                                    Prepared by: /s/ Renee Ragon
                                                                 ---------------
                                                                     Renee Ragon

Amendment No. 1 to Microsoft Application Services Agreement
(v. 2.0 - 01/01/2000)                                                     Page 4
(Agmt: C Me Run Corp. - 042100 - rr)

      ORIGINAL

                                                  --------
                      Commercial Agreement Number 40001160
                                                  --------

                                 AMENDMENT NO. 2
                                       TO
                    MICROSOFT APPLICATION SERVICES AGREEMENT

      This Amendment No. 2 ("Amendment") amends, supplements, modifies and supersedes, to the extent of any inconsistencies, the Microsoft Application Services Agreement No. 40001160 (the "Agreement") between MSLI, GP, a Nevada General Partnership and wholly-owned subsidiary of Microsoft Corporation ("Microsoft") and C Me Run Corp. ("Company").

      All provisions of the Agreement not so modified remain in full force and effect. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Agreement.

      1 Section 7.a., (Term), of the Agreement is hereby amended and restated in its entirety as follows:

      a. Term. Company may obtain Licenses for Hosted Products under the terms of this Agreement following the Effective Date through June 30, 2000 (the "Term") unless this Agreement is otherwise terminated as provided below. Notwithstanding the foregoing, if this Agreement has not been terminated by Microsoft as a result of Company's breach and if Company has contracted with a Third Party customer to provide Application Services, the Term shall be extended solely for the purpose of enabling Company to continue offering the Licenses required to support such Third Party customer for the existing contract period between Company and its Third Party customer or twenty-four (24) months, whichever is shorter. If, at the end of the term, Microsoft offers generally to Application Service Providers, a successor licensing agreement, and Company is in good standing with Microsoft, then Microsoft will, if requested by Company, offer that licensing agreement to Company. If at the end of the Term, Microsoft does not offer generally to Application Service Providers a successor licensing agreement, and Company is in good standing with Microsoft, then this Agreement will automatically be extended on a month-to-month basis until the earlier to occur of: (i) a successor licensing agreement is generally made available to Application Service Providers; or (ii) December 31, 2000.

      Microsoft and Company agree, on behalf of themselves and their respective affiliates that the terms and conditions of this Amendment are confidential. Each agrees that it will not disclose such terms and conditions to any third party other than its affiliates or agents (if any).


Amendment No. 1 to Microsoft Application Services Agreement
(v. 2.0 - 01/01/2000)                                                     Page 1
(Agmt: C Me Run Corp. - 052700-rr)

      Company shall execute and return two (2) copies of this Amendment to the below address on or before June 30 2000 in order for the terms and conditions of this Amendment to apply.

                                    MSLI, GP
                           6100 Neil Road, Suite 210
                              Reno, NV 89511-1137
                     Attention: Volume Licensing, Dept. 551

--------------------------------------------------------------------------------
      C Me Run Corp.                      MSLI, GP
--------------------------------------    --------------------------------------


                                          /s/ Patrick Rindler

By: /s/ Warren Talbot                     By
    ----------------------------------        Patrick Rindler
Warren Talbot, VP Business Development        Licensing Manager
--------------------------------------
Name, Title                               Name, Title

6/5/2000
--------------------------------------    --------------------------------------
Date:                                     Effective Date of Amendment: 6/8/00
--------------------------------------------------------------------------------


                                                    Prepared by: /s/ Renee Ragon
                                                                 ---------------
                                                                     Renee Ragon


Amendment No. 1 to Microsoft Application Services Agreement
(v. 2.0 - 01/01/2000)                                                     Page 2
(Agmt: C Me Run Corp. - 052700-rr)